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                                                          Exhibit 10.11

GUARANTY                                          BankBoston Retail Finance Inc.

         FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE ACKNOWLEDGED, the undersigned unconditionally guaranties, in accordance with the terms hereof and without any prior written notice, the payment and performance of all of the Liabilities (defined below) of County Seat Stores, Inc. (the "Borrower"), a Minnesota corporation with its principal executive offices at 469 Seventh Avenue, New York, New York 10018 to each of (i) BankBoston Retail Finance Inc., a Delaware corporation with offices at 40 Broad Street Boston, Massachusetts 02109 (in such capacity, the "Agent"), as Agent for the benefit of the Lenders from time to time a party to that certain Loan and Security Agreement dated as of October __, 1997 among the Agent, such Lenders and the Borrower (as such may be amended hereafter, the "Loan Agreement") and
(ii) such Lenders.

         DEFINITIONS. As used herein, the following terms have the following meanings:

         "Costs of Collection" has the meaning given that term in the Loan
              Agreement.

         "Liabilities" has the meaning given that term in the Loan Agreement.

         "Loan Documents" has the meaning given that term in the Loan
              Agreement.

         "Participant" has the meaning given that term in the Loan Agreement.

         INDEMNIFICATION. FOR SAID GOOD AND VALUABLE CONSIDERATION, the undersigned shall also indemnify, defend, and hold the Agent and each Lender and any employee, officer, or agent of any of the foregoing (each, an "Indemnified Person") harmless of and from any claim (as well as from attorneys' reasonable fees and expenses in connection therewith) brought or threatened against any Indemnified Person by the Borrower, the undersigned, any guarantor or endorser of the Liabilities, or any other Person on account of the relationship of the Borrower, the undersigned, or of any other guarantor or endorser of the Liabilities with the Agent or any Lender hereunder or under any of the other Loan Documents (each of such claims which may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Indemnified Person's selection, but at the expense of the Borrower) other than any claim as to which a final determination is made in a judicial proceeding (in which the Agent and any other Indemnified Person has had an opportunity to be heard). The within indemnification shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Agent in favor of the undersigned, other than a termination, release, or discharge which makes specific reference to this paragraph.

         INTEREST. The undersigned will pay on demand interest on all amounts due to the Agent and under this Guaranty, or arising under any documents, instruments, or agreements relating to any collateral securing this Guaranty, from the time the Agent first demands payment of this Guaranty at a rate (determined based upon a 360 day year and actual days elapsed) equal to the lesser from time to time of (a) the Base Margin Rate (as defined in the Loan Agreement) plus Two Percent (2.0 %) per annum or (b) the highest rate of interest which under the circumstances may be charged under applicable law.

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         OBLIGATIONS NOT AFFECTED.  The obligations of the undersigned hereunder shall not be affected by: any fraudulent, illegal, or improper act by the Borrower, the undersigned, or any person liable or obligated to the Agent or any Lender for or on the Liabilities; any release, discharge, or invalidation, by operation of law or otherwise, of the Liabilities; or the legal incapacity of the Borrower, the undersigned, or any other person liable or obligated to the Agent or any Lender for or on the Liabilities. Interest and Costs of Collection shall continue to accrue and shall continue to be deemed Liabilities guarantied hereby notwithstanding any stay to the enforcement thereof against the Borrower or the disallowance of any claim therefor against the Borrower.

         INCORPORATION OF ALL DISCUSSIONS. The within instrument incorporates all discussions and negotiations between the undersigned and the Agent concerning the guaranty and indemnification provided by the undersigned hereby. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No provision hereof may be altered, amended, waived, canceled or modified, except by a written instrument executed, sealed, and acknowledged by a duly authorized officer of the Agent.

         GENERAL WAIVERS. The undersigned WAIVES: presentment, demand, notice, and protest with respect to the Liabilities and this Guaranty; any delay on the part of the Agent or any Lender; any right to require the Agent to pursue or to proceed against the Borrower or any collateral which the Agent might have been granted to secure the Liabilities or to secure the obligations of the undersigned hereunder; any benefit of, and any right to participate in, any collateral which may secure the Liabilities; any claim which the undersigned may have or to which the undersigned may become entitled to the extent that such claim might otherwise cause any transfer to the Agent or any Lender by or on behalf of the Borrower to be avoided as having been, or in the nature of, a preference; and notice of acceptance of this Guaranty.

         WAIVER OF SUBROGATION. The undersigned shall not undertake any of the following:
              (a) Exercise of any right against the Borrower, by way of subrogation, reimbursement, indemnity, contribution, or the like unless and until all Liabilities have been paid and satisfied in full.

              (b) The filing of any proof of any claim in competition with the Agent in respect of any payment hereunder in any bankruptcy or insolvency proceedings of any nature.

              (c) The claiming of any set-off or counterclaim against the Borrower in respect of any liability of the undersigned to the Borrower.

         SUBORDINATION. The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter held by the undersigned for borrowed money is hereby subordinated to the prior payment in full of the Liabilities. The undersigned will not demand, sue for, or otherwise attempt to collect any such indebtedness. Any amounts which are collected, enforced and received by the undersigned shall be held by the undersigned as trustee for the Agent and shall be paid over to the Agent on account of the Liabilities without affecting in any manner the liability of the undersigned under this Guaranty.

         AGENT'S/LENDER'S BOOKS AND RECORDS. The books and records of the Agent or any Lender showing the account between the Agent and any such Lender and the Borrower shall be admissible in any action or proceeding and constitute prima facie evidence and proof of the items contained therein.


         GUARANTOR'S OBLIGATIONS PRIMARY. The obligations of the undersigned hereunder are primary, with no recourse necessary by the Agent or any Lender against the Borrower or any collateral given to secure the Liabilities or to secure the obligations of the undersigned hereunder or against any other person liable for or on the Liabilities prior to proceeding against the undersigned hereunder.

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         CHANGES IN LIABILITIES.  The undersigned assents to any indulgence or waiver which the Lender might grant or give the Borrower and/or any other person liable or obligated to the Lender for or on the Liabilities. The undersigned authorizes the Lender to alter, amend, cancel, waive, or modify any term or condition of the Liabilities and of the obligations of any other person liable or obligated to the Lender for or on the Liabilities, without notice to, or
consent from, the undersigned.   No compromise, settlement, or release by the
Lender of the Liabilities or of the obligations of any such other person (whether or not jointly liable with the undersigned) and no release of any collateral securing the Liabilities or securing the obligations of any such other person shall affect the obligations of the undersigned hereunder. No action by the Lender which has been assented to herein shall affect the obligations of the undersigned to the Lender hereunder.

         FINANCIAL INFORMATION. The undersigned, from time to time at the request of the Agent, will provide the Agent with such information concerning the financial condition of the undersigned as the Agent reasonably may request (including but not limited to financial statements in such form as reasonably may be requested by the Agent and copies of the federal and state income tax returns).

         COSTS OF ENFORCEMENT. The undersigned will pay on demand, without limitation, all attorneys' reasonable fees, reasonable out-of-pocket expenses incurred by the Agent's attorneys and all reasonable out-of-pocket costs incurred by the Agent, including, without limitation, costs and expenses associated with travel on behalf of the Agent, which costs and expenses are directly or indirectly related to or in respect of the Agent's administration, negotiation, documentation, and amendment of this Guaranty and in the Agent's efforts to collect and/or to enforce any of the obligations of the undersigned hereunder and/or to enforce any of the Agent's rights, remedies, or powers against or in respect of the undersigned (whether or not suit is instituted by or against the Agent).

         BINDING EFFECT. This instrument shall inure to the benefit of the Lender, its successors and assigns; shall be binding upon the heirs, successors and assigns of the undersigned; and shall apply to all Liabilities of the Borrower and any successor to the Borrower, including any successor by operation of law.

         AGENT'S RIGHTS AND REMEDIES. The rights, remedies, powers, privileges, and discretions of the Agent hereunder (herein, the "Agent's Rights and Remedies") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Agent in exercising or enforcing any of the Agent's Rights and Remedies shall operate as, or constitute a waiver thereof. No waiver by the Agent of any of the Agent's Rights and Remedies or of any default or remedies under any other agreement with the undersigned, or of any default under any agreement with the Borrower, or any other person liable or obligated for or on the Liabilities, shall operate as a waiver of any other of the Agent's Rights and Remedies or of any default or remedy hereunder or thereunder. No exercise of any of the Agent's Rights and Remedies and no other agreement or transaction of whatever nature entered into between the Agent and: the undersigned; and the Borrower; and/or any such other person at any time shall preclude any other exercise of the Agent's Rights and Remedies. No waiver by the Agent of any of the Agent's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Agent's Rights and Remedies, and all of the Agent's rights, remedies, powers, privileges, and discretions under any other agreement or transaction with the undersigned, the Borrower, or any such other person, shall be cumulative and not alternative or exclusive, and may be exercised by the Agent at such time or times and in such order of preference as the Agent in its sole discretion may determine.

         COPIES AND FACSIMILES. This instrument and all documents which have been or may be hereinafter furnished by the undersigned to the Agent may be reproduced by the Agent by any photographic, microfilm, xerographic, digital imaging, or other process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of

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transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.

         CHOICE OF LAWS. THIS INSTRUMENT SHALL BE GOVERNED CONSTRUED, AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         CONSENT TO JURISDICTION. (a) The undersigned agrees that any legal action, proceeding, case, or controversy against the undersigned with respect to this Guaranty or otherwise, may be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, as the Agent may elect in the Agent's sole discretion. By execution and delivery of this Guaranty, the undersigned accepts, submits, and consents generally and unconditionally, to the jurisdiction of the aforesaid courts.

              (b) The undersigned WAIVES personal service of any and all process and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the undersigned at the last address of the undersigned of which the Agent then has written notice, such service to become effective five (5) business days after such mailing.

              (c) The undersigned WAIVES, at the option of Agent, any objection based on forum non conveniens and any objection to venue of any action or proceeding instituted hereunder and consents to the granting of such legal or equitable remedy as is deemed appropriate by the court in which the Agent initiates the subject action.

              (d) Nothing herein shall affect the right of the Agent to bring legal actions or proceedings in any other competent jurisdiction.

              (e) The undersigned agrees that any action commenced by the undersigned asserting any claim or counterclaim arising under or in connection with this Guaranty or the Agent's relationship with the Borrower shall be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and that such Courts shall have exclusive jurisdiction with respect to any such action.

         BROAD SCOPE OF GUARANTY. It is the intention of the undersigned that the provisions of the within Guaranty and indemnification be liberally construed to the end that the Agent may be put in as good a position as if the Borrower had promptly, punctually, and faithfully performed all Liabilities and that the undersigned had promptly, punctually, and faithfully performed hereunder.

         SEVERABILITY. Any determination that any provision herein is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance and shall not affect the validity, legality, or enforceability of any other provision contained herein.

         RIGHT OF SET-OFF. Any and all deposits or other sums at any time credited by or due to the undersigned from any Lender or from any Participant with any Lender in the credit facility contemplated by the Loan Agreement and any cash, securities, instruments or other property of the undersigned in the possession of any Lender or any Affiliate (as defined in the Loan Agreement) of any Lender or any Participant, whether for safekeeping or otherwise (regardless of the reason such Lender or the Participant had received the same) shall at all times constitute security for all Liabilities and may be applied or set off against the Liabilities at any time after the occurrence and during the continuance of an Event of Default (as defined in the Loan Agreement), whether or not such are then due and whether or not other collateral is then available to the Agent, the Lender or any Participant.

         TERMINATION. The obligations of the undersigned hereunder shall remain in full force and effect as to all Liabilities, until the earlier of (a) ten (10) days following the actual receipt by the Agent at its main office (presently 40 Broad Street, Boston, Massachusetts 02109 Attention: Mr. Michael Pizette) of written notice signed by the undersigned of the termination thereof or (b) the delivery of written notice of termination dated and signed by a duly authorized officer of the Agent, which notice of termination includes specific reference

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to this provision.  No termination hereof shall affect any Liability in existence or outstanding ten (10) days following the date of such actual receipt or delivery (including, without limitation, those which are contingent or not then due and those which arise out of any check, draft, item, or paper which was made, executed, or drawn prior to the expiration of such ten (10) days, even if received by the Agent thereafter) nor any which arises out of any continuing commitment of the Agent to provide loans, advances, and financial accommodations to the Borrower, nor any obligation of the undersigned hereunder, including, without limitation, any which by its terms includes any of the Liabilities of a contingent nature (including, without limitation, the indemnification provided for herein). This Guaranty shall continue to be effective or, if previously terminated, shall be automatically reinstated, without any further action, if at any time any payment made or value received with respect to a Liability is rescinded or must otherwise be returned by the Agent upon the insolvency, bankruptcy or reorganization of the undersigned, or otherwise, all as though
such payment had not been made or value received.    This Guaranty will be
terminated when the Agent consents to such termination or when all of the Liabilities have been paid in full and the Agent shall have no obligation to provide loans, advances or other financial accommodations to the Borrower.

         MISCELLANEOUS. The undersigned represents and certifies that, prior to the execution of this Guaranty, the undersigned had carefully read and reviewed all of the provisions of this Guaranty and had been afforded an opportunity to consult with counsel independently selected by the undersigned. The undersigned further represents and certifies that the undersigned has freely and willingly executed this Guaranty with full appreciation of the legal effect of this Guaranty. The undersigned recognizes that the titles to the paragraphs of the within Guaranty are for ease of reference; are not part of this Guaranty; and do not alter or affect the substantive provisions hereof.

         WAIVER OF JURY TRIAL. The undersigned, and the Agent by its acceptance hereof, makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agent, in the establishment and maintenance of the Agent's relationship with the Borrower and the undersigned, is relying thereon. THE UNDERSIGNED AND THE AGENT HEREBY RESPECTIVELY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT OF THE UNDERSIGNED, THE BORROWER OR ANY ENDORSER OR ANY OTHER GUARANTOR OF THE BORROWER, OR ANY OTHER SIMILAR PERSON, THE AGENT OR ANY LENDER TO A TRIAL BY JURY OF ANY CASE OR CONTROVERSY IN WHICH THE AGENT OR ANY LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE AGENT OR ANY LENDER OR IN WHICH THE AGENT OR ANY LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE UNDERSIGNED, THE BORROWER, ANY SUCH PERSON, AND THE AGENT OR ANY LENDER.

         It is intended that this Guaranty take effect as a sealed instrument this _____ day of _____________.


                                                    CSS TRADE NAMES, INC.

                                         By
                                           ------------------------------


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